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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 17, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                         1-09335                36-2545354
(State or other jurisdiction     (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                   60018
 (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 17, 2004, Schawk, Inc. (the "Company") issued a press release announcing earnings outlook for the third quarter and full year of 2004. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

ITEM 9.01(C).   EXHIBITS

        Exhibit 99.1       Press Release dated September 17, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SCHAWK, INC.


Date:  September 17, 2004           By: /s/ A. Alex Sarkisian
                                       ------------------------------------
                                       A. Alex Sarkisian
                                       Executive Vice President, Chief Operating
                                       Officer and Corporate Secretary


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                                INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated September 17, 2004